EXHIBIT 10.16

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                               FIFTH AMENDMENT TO

                          CREDIT AND SECURITY AGREEMENT

                                     BETWEEN

                       MEDIA SCIENCES INTERNATIONAL, INC.,
                             a Delaware Corporation,
                                 as Co-Borrower

                         CADAPULT GRAPHIC SYSTEMS, INC.,
                            a New Jersey Corporation,
                                 as Co-Borrower

                              MEDIA SCIENCES, INC.,
                            a New Jersey Corporation,
                                 as Co-Borrower

                                       AND

                         SUMMIT BUSINESS CAPITAL CORP.,
                  previously SUMMIT COMMERCIAL/GIBRALTAR CORP.,
                                    as Lender

                               DATED:July 1, 2002

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                              RECORD AND RETURN TO:

                           GALLO GEFFNER FENSTER, P.C.
                               Country Club Plaza
                              West 115 Century Road
                            Paramus, New Jersey 07652
                          Attn: Michael A. Gallo, Esq.

                               FIFTH AMENDMENT TO
                          CREDIT AND SECURITY AGREEMENT
                          -----------------------------

      THIS FIFTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT,  made as of the 1st
                                                                             ---
day of July, 2002 by and between MEDIA SCIENCES  INTERNATIONAL,  INC.,  CADAPULT
       ----------
GRAPHIC  SYSTEMS,  INC.  and MEDIA  SCIENCES,  INC.,  having an  address  at 110
Commerce   Drive,   Allendale,   New   Jersey   07401  now   collectively   (the
"Co-Borrowers"),   and  SUMMIT  BUSINESS   CAPITAL  CORP.,   previously   SUMMIT
COMMERCIAL/GIBRALTAR  CORP.,  having an address at 1633 Broadway,  New York, New
York 10019 (the "Lender"),

                                   WITNESSETH:
                                   ----------

      WHEREAS,  the  Lender  has made a  certain  revolving  credit  loan to the
Borrower,  Cadapult Graphic Systems,  Inc., in the aggregate principal amount of up to Six Million and 00/100 ($6,000,000.00) Dollars (the "Loan"); and

      WHEREAS,  the Loan is secured by a certain  Credit and Security  Agreement
(the "Credit Agreement") dated April 9, 1999; and

      WHEREAS, the Borrower,  Cadapult Graphic Systems, Inc., requested that the
Lender reduce the interest rate on the Loan; and

      WHEREAS,  the  Lender did  reduce  the  interest  rate on the Loan by that certain First Amendment to Credit and Security Agreement dated as of May 1, 2000
(hereinafter the "First Amendment"); and

      WHEREAS, the Borrower,  Cadapult Graphic Systems, Inc., had requested that the Lender use certain assets of its  wholly-owned  subsidiary,  Media Sciences,
Inc., in  determining  the Advance Limit and otherwise  modify certain terms and conditions of the Loan; and

      WHEREAS, the Borrower,  Cadapult Graphic Systems, Inc., had requested that the Lender modify the Credit Agreement; and

      WHEREAS, the Lender did modify the Credit Agreement in accordance with the request of the Borrower by that certain Second  Amendment to Credit and Security
Agreement dated as of January 31, 2001 (hereinafter the "Second Amendment"); and

      WHEREAS,  the  Co-Borrowers,  Cadapult  Graphic  Systems,  Inc.  and Media
Sciences,  Inc., had requested that the Lender reduce the credit facility to the
Co-Borrowers   from  Six  Million   ($6,000,000.00)   Dollars  to  Four  Million
($4,000,000.00)  Dollars,  and  further  requested  that the  Lender  extend the
Maturity Date to April 30, 2003 and otherwise modify the said Credit  Agreement;
and

      WHEREAS,  the Lender did modify the said Credit  Agreement  in  accordance with the request of the Co-Borrowers pursuant to that certain Third Amendment to
Credit and Security  Agreement dated as of May 4, 2001  (hereinafter  the "Third
Amendment"); and

      WHEREAS,  Co-Borrowers,  Media  Sciences  International,   Inc.,  formerly
Cadapult  Graphic  Systems,  Inc., a Delaware  corporation,  and Media Sciences,
Inc.,  had  requested  that the Lender  further  modify the Credit  Agreement to include  Cadapult  Graphic  Systems,  Inc.,  a  New  Jersey  corporation,  as  a
Co-Borrower,  and further  requesting that the Lender reduce the Annual Facility
Fee; and

      WHEREAS,  the Lender did modify the Credit  Agreement to include  Cadapult
Graphic Systems, Inc., a New Jersey corporation, as a Co-Borrower and reduce the
Annual  Facility  Fee by that  certain  Fourth  Amendment to Credit and Security
Agreement dated July 18, 2002 (hereinafter the "Fourth Amendment"); and

      WHEREAS,  the  Co-Borrowers  have requested that the Lender further modify the Credit Agreement; and

      WHEREAS, the Lender is willing to modify the Credit Agreement,  on certain
terms  and  conditions  as   hereinafter   provided   (hereinafter   the  "Fifth
Amendment").

      NOW, THEREFORE, for and in consideration of the premises (which are deemed herein  contained)  and other good and valuable  consideration,  the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

      1. AMENDMENT

            A.    Section 2.4., Interest Rate, page 20, line 3: delete "one-half
                  (1/2%)" and insert in its place and stead "one and one-quarter
                  (1 1/4%)"

            B.    Section 2.13, Extension of Maturity Date, page 23: delete this
                  Section 2.13 in its entirety.

            C.    Page 46:  insert  "Section  9.24.  Unused  Facility  Fee.  The
                  Borrower  agrees that in each calendar  month of the Loan, the co-Borrowers  shall pay to the  Lender a fee for the  previous month in an amount of  one-quarter  of one (1/4%)  percent per
                  annum  of  the  positive   difference   of  (x)  Loan  Maximum
                  ($4,000,000.00) Dollars less (y) the average principal balance of the Loan for that calendar month."

            D.    Page 49: delete existing Section 10.15, Tangible Net Worth, in its entirety and insert in its place and stead "Section 10.15.
                  Fixed Charge  Coverage.  The Borrower,  at any time during the term of the  Loan,  will not  permit  nor  suffer  or cause to permit  its Fixed  Charge  Coverage  Ratio to be less than the following for the corresponding periods:

                        3 months ending 9/30/02            1 to 1

                        6 months ending 12/31/02           1.05 to 1

                        9 months ending 3/31/03            1.05 to 1

                        12 months ending 6/30/03
                        and thereafter measured
                        each quarter on a rolling
                        (12) month basis                   1.1 to 1

                        Fixed  charge  coverage  shall  mean for any  accounting
                        period: EBDITA less the cash capital expenditures,  less
                        any  dividends,  distributions  or taxes paid during the
                        said  accounting  period,  divided by interest  plus the
                        current  portion of long term debt,  all  determined  in
                        accordance with GAAP.

                        For the purposes of determining  current portion of long
                        term debt,  it shall  include,  but not be  limited  to,
                        scheduled  principal payments required to be made during
                        such period in respect to  Indebtedness;  however,  with
                        respect  to the  following  obligations,  it shall  only
                        include  actual   payments  made  during  the  preceding
                        period:  repayments made on  officer/stockholder  loans,
                        payments made on accrued  product  warranties,  payments
                        made on  accrued  expenses  -  Supplier  (for the  Xerox
                        Corporation  obligation)  and payments made to Ultrahue,
                        Inc.

            E.    Page  49:  delete  Section  10.16,  Working  Capital,  in  its entirety.

      2. WAIVER OF JURY TRIAL

      CO-BORROWERS AND LENDER AGREE THAT ANY SUIT, ACTION OR PROCEEDING, WHETHER
CLAIM OR  COUNTERCLAIM,  BROUGHT BY LENDER OR CO-BORROWERS ON OR WITH RESPECT TO
THE CREDIT AND SECURITY  AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE DEALINGS OF
THE PARTIES WITH RESPECT  HERETO OR THERETO,  SHALL BE TRIED ONLY BY A COURT AND
NOT BY A JURY. LENDER AND CO-BORROWERS  EACH HEREBY  KNOWINGLY,  VOLUNTARILY AND
INTENTIONALLY  WAIVE  ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH  SUIT,  ACTION OR
PROCEEDING.  FURTHER,  EACH CO-BORROWER WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR
RECOVER,  IN ANY SUCH  SUIT,  ACTION  OR  PROCEEDING,  ANY  SPECIAL,  EXEMPLARY,
PUNITIVE,  CONSEQUENTIAL  OR OTHER DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL
DAMAGES.  CO-BORROWERS ACKNOWLEDGE AND AGREE THAT THIS SECTION IS A SPECIFIC AND
MATERIAL  ASPECT OF THIS FIFTH  AMENDMENT TO CREDIT AND SECURITY  AGREEMENT  AND
THAT LENDER WOULD NOT MODIFY THE CREDIT TO CO-BORROWERS IF THE WAIVERS SET FORTH
IN THIS SECTION WERE NOT A PART HEREOF.

      3. CONTINUED VALIDITY OF ORIGINAL LOAN DOCUMENTATION.

      Except as otherwise provided herein,  the Credit Agreement,  and the other
Loan Documents shall continue in full force and effect, in accordance with their respective  terms, and the parties hereto hereby expressly  ratify,  confirm and
reaffirm  all  of  their  respective   liabilities,   obligations,   duties  and
responsibilities  under and pursuant to the Loan  Documents,  as modified by the
First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment
and this Fifth  Amendment to Credit and  Security  Agreement,  and  Co-Borrowers
agree  that  the  same  shall  constitute   valid  and  binding   agreements  of
Co-Borrowers, enforceable in accordance with their respective terms.

      4. MODIFICATION AGREEMENT CONTROLS.

      In the event of a conflict  between the terms and  conditions of the First
Amendment,  the Second Amendment,  the Third Amendment, the Fourth Amendment and
this Fifth Amendment and the terms and conditions of the Credit  Agreement,  the terms and conditions of this Fifth Amendment to Credit Agreement shall control.

      5. NO NOVATION.

      This Fifth  Amendment to Credit  Agreement  does not  represent in any way satisfaction of the indebtedness  evidenced by the Credit  Agreement.  It is the intention of the parties  hereto that this Fifth  Amendment to Credit  Agreement shall not  constitute a novation and shall in no way adversely  affect or impair the lien priority of the Credit  Agreement,  as amended,  the UCCs, or any other instrument securing the Loan.

      IN WITNESS  WHEREOF,  the parties have  executed  this Fifth  Amendment to
Credit Agreement as of the date first above written.

                                    CO-BORROWERS:

ATTEST:                             MEDIA SCIENCES INTERNATIONAL, INC.,
                                    A Delaware Corporation

_________________________           By:__________________________
                Secretary               Michael Levin, President

ATTEST:                             CADAPULT GRAPHIC SYSTEMS, INC.,
                                    A New Jersey Corporation

_________________________           By:__________________________
                Secretary               Michael Levin, President

ATTEST:                             MEDIA SCIENCES, INC.,
                                    A New Jersey Corporation

_________________________           By:__________________________
                Secretary               Michael Levin, President

                                    LENDER:

                                    SUMMIT BUSINESS CAPITAL CORP.
                                    d/b/a Fleet Capital Business
                                    Finance Division
                                    previously SUMMIT COMMERCIAL/
                                    GIBRALTAR CORP.

                                    By:__________________________
                                        Vice President